Pursuant to rule 497
Registration No. 333-103202

AXA Equitable Life Insurance Company

Variable Life Insurance Policies

PARAMOUNT LIFESM	SURVIVORSHIP INCENTIVE LIFESM
IL PROTECTOR	INCENTIVE LIFE® ‘02
IL COLI	SURVIVORSHIP INCENTIVE LIFESM ‘02
IL COLI ’04	INCENTIVE LIFE® ‘06
INCENTIVE LIFE PLUS	INCENTIVE LIFE LEGACY®
SURVIVORSHIP 2000	INCENTIVE LIFE LEGACY® II
INCENTIVE LIFE® 2000	SURVIVORSHIP INCENTIVE LIFESM LEGACY
CHAMPION 2000	INCENTIVE LIFE OPTIMIZER®
INCENTIVE LIFE®	INCENTIVE LIFE OPTIMIZER® II

PROSPECTUS SUPPLEMENT DATED FEBRUARY 15, 2012

This supplement updates certain information in the most recent Prospectus that you received for your AXA Equitable variable life insurance policy listed above, and in any supplements to that Prospectus. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this supplement have the same meaning as in the Prospectus.

LIMITED OPPORTUNITY FOR UNRESTRICTED TRANSFER FROM THE GUARANTEED INTEREST OPTION

As described in your Prospectus, your policy permits you to transfer a limited amount of your policy’s account value out of the guaranteed interest option (“GIO”) during certain time periods (the “GIO Transfer Period”). See “Transferring your money among our investment options — Transfers you can make” (or other applicable sections regarding transfers) in your Prospectus. Through September 30, 2012, we are relaxing our policy rules so that, beginning on the business day after the Allocation Date and thereafter (through September 30, 2012), you may transfer any amount of unloaned policy account value out of the guaranteed interest option to any other investment option whether or not you are within the GIO Transfer Period.

You can request a transfer via the Internet by visiting our axa-equitable.com website and registering for online account access. If you need assistance, please contact a customer service representative by calling 1-800-777-6510. You can also write to us at our Administrative Office. In general, transfers take effect on the date the request is received. However, any written, telephone, Internet or facsimile transaction requests received after 4:00 p.m. (Eastern Time) take effect the next business day. Your transfer request must be received by 4:00 p.m. (Eastern Time) on September 30, 2012, in order to take advantage of this unrestricted transfer opportunity.

Please note that this offer does not apply to any amounts that we are holding as collateral for a policy loan or as “restricted” amounts as a result of your election to receive a living benefit, if available under your policy. Additionally, depending on your policy, there may be a charge for making this transfer. Your Prospectus will specify if your policy imposes a charge for this transfer.

AXA EQUITABLE LIFE INSURANCE COMPANY

1290 AVENUE OF THE AMERICAS

NEW YORK, NY 10104

Copyright 2012 AXA Equitable Life Insurance Company. All rights reserved.

Incentive Life®, Incentive Life Optimizer® and Incentive Life Legacy®, are issued by and are registered service marks of AXA Equitable Life Insurance Company.

Paramount LifeSM and Survivorship Incentive LifeSM

are service marks of AXA Equitable Life Insurance Company.

EVM (2/12)	Catalog No. 132054 (2/12)
IF/NB (AR)	#288777

AXA Equitable Life Insurance Company (“AXA Equitable”)

MONY Life Insurance Company of America (“MONY America”)

Supplement dated February 6, 2012 to the current variable life and variable annuity prospectuses and supplements to the prospectuses

This Supplement updates certain information in the most recent prospectuses and statements of additional information you received and in any supplements to the prospectuses and statements of additional information (collectively, the “Prospectus”). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in the Prospectus.

The purpose of this Supplement is to provide you with information regarding certain changes to the Prospectus. As applicable to your contract or policy, please note the following change as described below.

Changes to a Portfolio of EQ Advisors Trust

Sub-Adviser Name change

Goodman & Co. NY Ltd, a subadviser of the Multimanager Aggressive Equity Portfolio, changed its name to GCIC US Ltd. Therefore, effective immediately, all references to Goodman & Co. NY Ltd are hereby replaced with GCIC US Ltd.

For more information about this Portfolio, see “Portfolios of the Trusts” in the Prospectus.

Distributed by affiliate AXA Advisors, LLC, and for certain contracts co-distributed by affiliate AXA Distributors, LLC,

1290 Avenue of the Americas, New York, NY 10104.

Copyright 2012 AXA Equitable Life Insurance Company. Copyright 2011 MONY Life Insurance Company of America.

All rights reserved.

AXA Equitable Life Insurance Company

MONY Life Insurance Company of America

1290 Avenue of the Americas

New York, NY 10104

212-554-1234

IM-01-12 (5/12)	Cat.#148397 (1/12)
NB/IF (AR)	#291763